UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2005

INAMED CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9741	59-0920629
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5540 Ekwill Street
Santa Barbara, California		93111-2936
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (805) 683-6761

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.

On December 20, 2005, Inamed Corporation (“Inamed”), Allergan, Inc. (“Allergan”) and Banner Acquisition, Inc., a wholly-owned subsidiary of Allergan (“Merger Sub”) entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”), after Inamed received written notice from Allergan that Allergan was satisfied that the conditions set forth in the Irrevocable Offer Letter, dated December 5, 2005, had been met.  Inamed’s Board of Directors previously approved the Merger Agreement on December 14, 2005.

Pursuant to the Merger Agreement and subject to the satisfaction or waiver of certain conditions therein, Merger Sub will conduct an offer to exchange (the “Offer”) all outstanding shares of Inamed’s common stock (together with the associated preferred stock purchase rights, the “Inamed Shares”) for a choice of cash or Allergan common stock, and after the completion of the Offer, Merger Sub will be merged with and into Inamed (the “Merger”), with Inamed surviving the Merger as a wholly-owned subsidiary of Allergan.

Under the terms of the Offer, each Inamed stockholder may elect to receive, for each Inamed Share validly tendered and not properly withdrawn, either (i) $84.00 in cash, without interest or (ii) 0.8498 of a share of newly issued Allergan common stock (including associated preferred stock purchase rights), in each case subject to certain proration and election procedures set forth in the Merger Agreement.  In the Offer, 45% of the aggregate Inamed Shares tendered will be exchanged for cash and 55% of the aggregate Inamed Shares tendered will be exchanged for shares of Allergan common stock.  Therefore, elections will be subject to proration if tendering holders of Inamed Shares, in the aggregate, elect to receive more than the maximum amount of consideration to be paid in cash or Allergan common stock pursuant to the Offer.  The obligation of Merger Sub to accept for exchange and to exchange Inamed Shares for cash and shares of Allergan common stock tendered pursuant to the Offer is subject to the satisfaction of certain conditions set forth in the Merger Agreement.

The Merger is intended to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended.

The foregoing description of the Merger and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement and the joint press release attached as Exhibits 2.2 and 99.1, respectively, and incorporated herein by reference.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Allergan and Inamed. The Merger Agreement contains representations and warranties that Allergan and Inamed each made to the other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Merger Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts at the time they were made or otherwise.

Additional Information About the Allergan Tender Offer and Where to Find It.

In connection with the pending tender offer by Allergan, Allegan filed a Schedule TO and Registration Statement on Form S-4 that contains a prospectus and Inamed filed a Schedule 14D-9 and a related amendment. The Allergan Registration Statement on Form S-4 has not yet become effective.  INVESTORS AND SECURITY HOLDERS OF INAMED ARE URGED TO READ THE SCHEDULE TO, THE SCHEDULE 14D-9 AND THE PRELIMINARY VERSION OF THE ALLERGAN REGISTRATION STATEMENT AND PROSPECTUS. The definitive versions of these materials and other relevant materials (when they become available), and any other documents filed by Inamed or Allergan with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Inamed by directing a written request to: Inamed, 5540 Ekwill Street, Santa Barbara, CA 93111, Attention: Investor Relations. Investors and security holders are urged to read the proxy statement, prospectus, Schedule TO, Schedule 14D-9 and the other relevant materials when they become available before making any investment decision with respect to the Allergan tender offer.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.  Inamed has discontinued solicitation of proxies for the cancelled special meeting of stockholders.

Item 3.03 – Material Modification to Rights of Security Holders.

Inamed and U.S. Stock Transfer Corporation (the “Rights Agent”) entered into Amendment No. 4 to Amended and Restated Rights Agreement, dated December 20, 2005 (the “Amendment”) to amend the Amended and Restated Rights Agreement, dated as of November 16, 1999 as amended by Amendment No. 1 to Amended and Restated Rights Agreement dated December 22, 1999, Amendment No. 2 to Amended and Restated Rights Agreement dated April 1, 2002, and Amendment No. 3 to Amended and Restated Rights Agreement dated March 20, 2005, by and between Inamed and the Rights Agent (the “Rights Agreement”).  Among other things, the Amendment renders the rights issued pursuant to the Rights Agreement inapplicable to the Merger, the Merger Agreement and the related Offer.  A copy of the Amendment is attached hereto as Exhibit 4.5 and is incorporated in its entirety herein by reference.

Item 9.01 – Financial Statements and Exhibits.

(d)                                 Exhibits.

2.2	Agreement and Plan of Merger, dated as of December 20, 2005, by and among Allergan, Inc., a Delaware corporation, Banner Acquisition, Inc., a Delaware corporation, and Inamed Corporation.

4.5(1)	Amendment No. 4 to the Amended and Restated Rights Agreement.

99.1	Join Press Release issued by Allergan, Inc, and Inamed Corporation, dated December 20, 2005.

(1)                                  Incorporated by reference to Inamed’s Registration Statement on Form 8-A/A filed with the Commission on December 21, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INAMED CORPORATION

Date: December 21, 2005
	By:	/s/ Joseph A. Newcomb
Joseph A. Newcomb
Executive Vice President, Secretary and General Counsel